UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2026

4D Molecular Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39782	47-3506994
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5858 Horton Street #455
Emeryville, California		94608
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (510) 505-2680

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	FDMT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

Issuance of Pre-Funded Warrants in Exchange for Common Stock

On January 22, 2026, 4D Molecular Therapeutics, Inc. (the “Company”) entered into exchange agreements with RA Capital Healthcare Fund, L.P. (“RA Capital”) and Biotechnology Value Fund, L.P. and its affiliates (“BVF”), pursuant to which RA Capital exchanged 4,850,000 shares of the Company’s common stock for a pre-funded warrant to acquire 4,850,000 shares of the Company’s common stock, and BVF exchanged 1,750,000 shares of the Company’s common stock for a pre-funded warrant to acquire 1,750,000 shares of the Company’s common stock. Following the closing of the exchange, as of January 23, 2026, the Company had 51,007,874 shares outstanding. This number does not include 16,935,665 shares of common stock issuable upon the exercise of pre-funded warrants outstanding as of January 23, 2026 (which are immediately exercisable at an exercise price of $0.0001 per share of common stock, subject to beneficial ownership limitations).

The pre-funded warrants have an exercise price of $0.0001 per underlying share of common stock, are exercisable at any time until they are fully exercised, and will not expire until they are fully exercised. The number of shares of the Company’s common stock issuable upon exercise of the pre-funded warrants is subject to appropriate adjustment in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the Company’s shares of common stock, as well as upon any distribution of assets, including cash, stock or other property, to the Company’s stockholders. The pre-funded warrants include a beneficial ownership blocker that provides that the applicable holder may not exercise (nor may the Company allow the exercise) if upon giving effect to such exercise, it would cause the aggregate number of shares of the Company’s common stock beneficially owned by such holder (together with affiliates and any other persons whose beneficial ownership of the Company’s common stock would be aggregated for the purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended) to exceed either 4.99% or 9.99%, as applicable, of the total number of then issued and outstanding shares of the Company’s common stock as determined in accordance with the terms of the applicable pre-funded warrant.

The Company issued the pre-funded warrants without registration in reliance on the exemption from registration contained in Section 3(a)(9) of the Securities Act of 1933, as amended. The form of pre-funded warrant issued to RA Capital and BVF is filed as Exhibit 4.1 hereto and is incorporated herein by reference. The foregoing description does not purport to be complete and is qualified in its entirety by reference to such exhibits.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1	Form of Pre-Funded Warrant issued in conjunction with January 2026 exchange
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

4D MOLECULAR THERAPEUTICS, INC.

Date:	January 26, 2026	By:	/s/Kristian Humer
Kristian Humer Chief Financial Officer